[Pioneer Logo]



Pioneer
Growth Shares

ANNUAL REPORT 12/31/97

 Table of Contents
--------------------------------------------------------------------------------

 Letter from the Chairman                           1

 Portfolio Summary                                  2

 Performance Update                                 3

 Portfolio Management Discussion                    6

 Schedule of Investments                            9

 Financial Statements                              13

 Notes to Financial Statements                     19

 Report of Independent Public Accountants          23

 Trustees, Officers and Service Providers          24

 The Pioneer Family of Mutual Funds                25

 Programs and Services for Pioneer Shareowners     26

 Retirement Plans from Pioneer                     28

Pioneer Growth Shares

LETTER FROM THE CHAIRMAN 12/31/97

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this report for Pioneer Growth Shares, covering a most rewarding year. On behalf of all of us at Pioneer, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

Your Fund enjoyed tremendous success in 1997, with shareowners receiving a total return of more than 40% for the year. It was gratifying to see the Fund hailed as a "top performer," but the real delight came in knowing that shareowners reaped significant reward from our investment team's efforts.

At the risk of damping any euphoria you may be experiencing, there is probably no better moment for prudent reflection than the close of a successful year. Recent months demonstrated that a new level of volatility and global connection appears to have entered world stock markets. In late October, the Dow Jones Industrial Average posted - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. Asian markets plunged suddenly and repeatedly in the face of severe currency changes and slowing economies, and we continue to feel reverberations across the United States, Europe and Latin America. In this environment, we think it is critical to adhere to a disciplined investment approach with clear, long-term objectives and a tested methodology. We take pride that Pioneer Growth Shares offers just such a choice for investors who, while they appreciate an outstanding year like 1997, also expect to tolerate some volatility in exchange for an exciting long-term opportunity.

I encourage you to read on to learn more about Pioneer Growth Shares. If you have questions about your Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,


/s/ John F. Cogan, Jr.


John F. Cogan, Jr.,
Chairman and President

Pioneer Growth Shares

PORTFOLIO SUMMARY 12/31/97

 Portfolio Diversification
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

[Pie chart]


Domestic Common Stocks                            94%
Short-Term Cash Equivalents                        4%
International Preferred Stocks                     2%









 Sector Distribution
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

[Pie chart]



Technology                                        25%
Consumer Staples                                  20%
Financials                                        19%
Basic Materials                                   18%
Consumer Cyclicals                                11%
Healthcare                                         6%
Capital Goods                                      1%




 10 Largest Holdings
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

  1. Monsanto Co.                  6.87%      6. Nike, Inc., (Class B)    4.34%
  2. Dell Computer Corp.           5.04       7. The Coca-Cola Co.        4.32
  3. Pioneer Hi-Bred               4.97       8. Wrigley (Wm.) Jr. Co.    3.96
     International, Inc.
  4. Progressive Corp.             4.84       9. Fred Meyer, Inc.         3.81
  5. Minerals Technologies, Inc.   4.65      10. Microsoft Corp.          3.70

 Fund holdings will vary for other periods.

Pioneer Growth Shares
PERFORMANCE UPDATE 12/31/97                             CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                    12/31/97       12/31/96
                              $16.35         $11.71

 Distributions per Share      Income         Short-Term          Long-Term
 (12/31/96-12/31/97)          Dividends      Capital Gains       Capital Gains
                                 -           $0.098              $0.388


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index.


******************************[MOUNTAIN CHART]*********************************

Growth of $10,000

                                      Pioneer        Standard & Poor's
                                   Growth Shares*        500 Index

               12/31/87                9,425               10,000
                                      11,598               11,650
               12/31/89               15,498               15,330
                                      14,200               14,852
               12/31/91               23,058               19,358
                                      23,339               20,831
               12/31/93               25,327               22,921
                                      24,669               23,232
               12/31/95               32,026               31,931
                                      40,658               39,243
               12/31/97               58,459               52,317

*******************************************************************************

[boxed text]

Average Annual Total Returns
(As of December 31, 1997)
            Net Asset  Public Offering
Period       Value         Price*
10 Years     20.02%        19.31%
5 Years      20.16         18.74
1 Year       43.78         35.56

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


The Fund adopted its current name and investment adviser (Pioneering Management Corp.) on December 1, 1993. Prior to that date, the Fund's name was Mutual of Omaha Growth Fund, Inc., and its investment adviser was Mutual of Omaha Fund Management Company.


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares
PERFORMANCE UPDATE 12/31/97                             CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    12/31/97       12/31/96
                             $16.00         $11.55

Distributions per Share      Income         Short-Term          Long-Term
(12/31/96-12/31/97)          Dividends      Capital Gains       Capital Gains
                                 -          $0.098              $0.388


Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index.


*****************************[MOUNTAIN CHART]*********************************

Growth of $10,000

                                      Pioneer        Standard & Poor's
                                   Growth Shares*        500 Index

                4/30/95               10,000               10,000
                6/30/95               10,537               10,654
                                      12,335               11,498
               12/31/95               11,826               12,188
                                      12,131               12,841
                6/30/96               12,605               13,416
                                      13,330               13,828
               12/31/96               14,897               14,979
                                      15,155               15,383
                5/30/97               18,766               18,062
                                      20,959               19,413
               12/31/97               20,965               19,969

*******************************************************************************

[boxed text]

   Average Annual Total Returns
    (As of December 31, 1997)

                  If           If
Period           Held       Redeemed*
Life-of-Fund    32.51%       31.81%
(4/28/95)
1 Year          42.75        38.75

 * Reflects deduction of the maximum applicable contingent deferred sales charge
   (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares
PERFORMANCE UPDATE 12/31/97                                     CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    12/31/97       12/31/96
                             $ 16.08        $11.55

Distributions per Share      Income         Short-Term          Long-Term
(12/31/96-12/31/97)          Dividends      Capital Gains       Capital Gains
                                -           $0.098              $0.388


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard &
Poor's 500 Index.


*****************************[MOUNTAIN CHART]*********************************

Growth of $10,000

                                     Pioneer         Standard & Poor's
                                  Growth Shares*         500 Index

               1/31/96               10,000               10,000
                                     10,267               10,069
               3/31/96               10,228               10,203
                                     10,644               10,340
                                     10,950               10,577
               6/30/96               10,627               10,660
                                      9,964               10,172
                                     10,515               10,364
               9/30/96               11,239               10,987
                                     11,372               11,274
                                     12,442               12,101
               12/31/96              12,561               11,902
                                     13,692               12,632
                                     13,583               12,706
               3/31/97               12,832               12,223
                                     14,007               12,937
                                     15,279               13,695
               6/30/97               15,888               14,352
                                     17,933               15,473
                                     16,911               14,585
               9/30/97               17,748               15,426
                                     16,932               14,894
                                     17,889               15,558
               12/31/97              18,017               15,867

*******************************************************************************
[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

                   If           If
Period            Held       Redeemed*
Life-of-Fund     35.88%       35.88%
(1/31/96)
1 Year           43.44        43.44




* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares
PORTFOLIO MANAGEMENT DISCUSSION 12/31/97

Dear Shareowner,
--------------------------------------------------------------------------------
Low inflation, strong economic growth and surging consumer confidence came together in 1997 to produce a year of remarkable stock performance. I'm pleased to report that Pioneer Growth Shares made a memorable showing, placing in the top 3% (#16) of the 820 growth funds tracked by Lipper Analytical Services.*

The Fund's focused portfolio of large, high-quality companies even bested a market dominated by investors with a "big is beautiful" mentality. The Fund's 43% total return for the year handily outdistanced the Standard & Poor's (S&P) 500 Index's 33.3% return, as well as the 25.3% return generated by the average growth fund.*


A Year that Exceeded Expectations
Few observers predicted the economy's strength or the stock market's volatile climb. After the Federal Reserve's March interest rate increase, a series of economic reports indicated we were enjoying the best of both worlds - strong growth with little inflation. The U.S. stock market passed one psychological barrier after another as corporate America reported record profits and Washington produced landmark legislation to cut taxes and balance the federal budget.

However, by mid-summer some of the same big-name companies that led the market to record highs announced earnings that fell short of expectations. Investors began to question the stock price of large multinational firms, as well as their ability to deliver strong, consistent earnings growth. Many of these companies were hurt by the sharp rise in the dollar, which diminishes overseas profits. There was also talk of another Fed interest rate hike to keep growth - and potential inflation - in check.

Solid economic growth and favorable inflation news pushed stock prices of small- and medium-sized companies higher until late October, when Asia's struggling economies and currencies sparked a record sell-off in the U.S.

--------------------------------------------------------------------------------
*Lipper Analytical Services, an independent research firm, ranks funds according to total return performance. Rankings vary over time and do not reflect the effects of sales charges. For periods ended 12/31/97, Class A
Shares ranked 16 of 820, 46 of 311, and 15 of 181 growth funds for one-, five- and 10-year performance, respectively; Class B and Class C Shares ranked 20 and 18, respectively, of 820 growth funds for one-year performance and were not ranked over longer periods. Past performance does not guarantee future results.

Pioneer Growth Shares


stock market. In one day, the Dow Jones Industrial Average gave back nearly two-thirds of the gains it had amassed since the start of the year. Federal Reserve Chairman Greenspan hailed the decline as a "salutary event" if it cooled investors' exuberance and slowed growth. Nevertheless, the market showed remarkable resilience, recouping losses within weeks of the "correction."


Finding Dominant Businesses

Your Fund invests in high-growth companies from a variety of industries. We look for "category killers" with market dominance, brand recognition, strong financial resources and talented management teams with a commitment to growing their business. Many are positioning for the growing global demand for premium, brand-name products. In some cases, they've made foreign acquisitions to broaden product lines and power sales and earnings momentum for years to come.

We select companies we think are lead contenders to benefit from important long-term trends. For example, aging "baby boomers" are in peak saving years, preparing for college costs and retirement. Franklin Resources, which sells investments through full-service broker/dealers, and Charles Schwab, which markets directly to the investor, capitalize on the popularity of mutual funds and turned in strong performance in 1997.

Investing in healthcare and pharmaceutical stocks also taps into this market. As baby boomers get older, they are likely to require more prescriptions and doctor visits. Walgreen is the largest retailer of prescription drugs in the country. It is benefiting from the rise of the prescription drug industry, as well as the growth of health maintenance organizations (HMOs) and their preference for a few national vendors. We added two pharmaceutical holdings, Merck and Pfizer, during the second half of the year at very attractive prices. Merck has been under pressure over concerns about expiring patents for key products. However, we believe the company - long held to be the hallmark of the industry - will retain market share with the help of new drugs, including an anti-inflammatory drug without gastrointestinal side effects. Pfizer is a rising company with new blockbuster drugs pending FDA approval. Monsanto, now the Fund's largest holding, is widely recognized as an agricultural-biotech company, but it also has a solid presence with huge growth potential in the pharmaceutical industry.

Pioneer Growth Shares
PORTFOLIO MANAGEMENT DISCUSSION 12/31/97                          (continued)

Technology stocks encountered some turbulence during the year, and it fell to astute stock picking to provide much of your Fund's success in this sector. The stock price of Dell Computer, the Fund's second-largest stake, rose approximately 200% for the year. Through direct build-to-order sales, Dell has become the top provider of desktop computers to U.S. businesses and government agencies. Microsoft performed well but was overshadowed by the Justice Department's investigation into distribution of the company's Internet browser. However this case plays out, we remain confident the software giant will remain a major force in the Information Age. Intel, whose stock price rose dramatically early in 1997, turned in a disappointing year overall, stalling over concerns about its reliance on overseas operations and growth and the popularity of low-priced PCs.


Looking Forward
Large-company stocks fared well in 1997, helping the S&P 500 chalk up gains of over 20% for the third consecutive year. As we enter 1998, there is talk of a global economic slowdown, sparked by the financial crises in Asia. While this situation has quelled talk of an increase in U.S. interest rates in the near term, it's also lowering expectations for earnings. With so much uncertainty, the current strength of the U.S. economy and a worldwide trend toward savings is a reassuring note. We remain confident that Pioneer Growth Shares' focus on the smartest, most dynamic companies will remain key to its ongoing success.

Respectfully,


/s/ Jeffrey B. Poppenhagen


Jeffrey B. Poppenhagen,
Portfolio Manager

Pioneer Growth Shares
SCHEDULE OF INVESTMENTS 12/31/97

 Shares                                                       Value
               INVESTMENT IN SECURITIES - 95.7%
               PREFERRED STOCK - 2.1%
   48,000      SAP AG (Non-voting)                     $ 15,702,052
                                                       ------------
               Total Preferred Stock
               (Cost $11,905,313)                      $ 15,702,052
                                                       ------------
               COMMON STOCKS - 93.6%
               Basic Materials - 17.3%
               Agricultural Products - 4.8%
  340,000      Pioneer Hi-Bred International, Inc.     $ 36,465,000
                                                       ------------
               Chemicals (Diversified) - 6.6%
1,200,000      Monsanto Co.                            $ 50,400,000
                                                       ------------
               Chemicals (Specialty) - 5.9%
  750,000      Minerals Technologies, Inc.             $ 34,078,125
  309,100      OM Group, Inc.                            11,320,788
                                                       ------------
                                                       $ 45,398,913
                                                       ------------
               Total Basic Materials                   $132,263,913
                                                       ------------
               Capital Goods - 1.2%
               Manufacturing (Specialized) - 1.2%
  185,000      Briggs & Stratton Corp.                 $  8,984,063
                                                       ------------
               Total Capital Goods                     $  8,984,063
                                                       ------------
               Consumer Cyclicals - 10.7%
               Retail (General Merchandise) - 3.6%
  768,340      Fred Meyer, Inc.*                       $ 27,948,368
                                                       ------------
               Auto Parts & Equipment - 0.9%
  115,000      Magna International Inc.                $  7,223,438
                                                       ------------
               Retail Specialty - 2.0%
  450,000      Barnes & Noble, Inc.*                   $ 15,018,750
                                                       ------------
               Textiles (Apparel) - 4.2%
  810,000      Nike, Inc. (Class B)                    $ 31,792,500
                                                       ------------
               Total Consumer Cyclicals                $ 81,983,056
                                                       ------------
               Consumer Staples - 19.4%
               Beverages (Non-alcoholic) - 4.1%
  475,000      The Coca-Cola Co.                       $ 31,646,875
                                                       ------------
               Entertainment - 1.8%
  140,000      The Walt Disney Co.                     $ 13,868,750
                                                       ------------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Growth Shares
SCHEDULE OF INVESTMENTS 12/31/97                      (continued)


 Shares                                                     Value
             Foods - 3.8%
 365,000     Wrigley (Wm.) Jr. Co.                   $ 29,040,313
                                                     ------------
             Personal Care - 3.1%
 240,000     Gillette Co.                            $ 24,105,000
                                                     ------------
             Restaurants - 3.5%
 555,000     McDonald's Corp.                        $ 26,501,250
                                                     ------------
             Retail (Drug Stores) - 3.1%
 760,000     Walgreen Co.                            $ 23,845,000
                                                     ------------
             Total Consumer Staples                  $149,007,188
                                                     ------------
             Financial - 17.6
             Banks (Major Regional) - 1.7%
  38,000     Wells Fargo & Co.                       $ 12,898,625
                                                     ------------
             Consumer Finance - 1.8%
 330,000     Countrywide Credit Industries, Inc.     $ 14,148,750
                                                     ------------
             Insurance (Property - Casualty) - 5.5%
 296,300     Progressive Corp.                       $ 35,518,963
 255,000     20th Century Industries                    6,630,000
                                                     ------------
                                                     $ 42,148,963
                                                     ------------
             Insurance (Multi-line) - 2.9%
 201,000     American International Group, Inc.      $ 21,858,750
                                                     ------------
             Investment Management - 2.7%
 235,000     Franklin Resources, Inc.                $ 20,430,313
                                                     ------------
             Investment Bank/Brokerage - 3.0%
 555,000     Charles Schwab Corp.                    $ 23,275,313
                                                     ------------
             Total Financial                         $134,760,714
                                                     ------------
             Healthcare - 5.5%
             Healthcare (Drugs/Major Pharmaceuticals) - 5.5%
 175,000     Merck & Co., Inc.                       $ 18,593,750
 315,000     Pfizer, Inc.                              23,487,188
                                                     ------------
             Total Healthcare                        $ 42,080,938
                                                     ------------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares


  Shares                                                           Value
                   Technology - 21.9%
                   Compter Hardware - 4.8 %
       440,000     Dell Computer Corp.*                     $ 36,960,000
                                                            ------------
                   Communications Equipment - 1.9%
       500,000     Molex Inc. (Non-voting)                  $ 14,375,000
                                                            ------------
                   Services (Data Processing) - 3.1%
       815,000     First Data Corp.                         $ 23,838,750
                                                            ------------
                   Equipment (Semiconductor) - 2.0%
       520,000     Applied Materials, Inc.*                 $ 15,665,000
                                                            ------------
                   Computers (Networking) - 2.3%
       320,000     Cisco Systems, Inc.*                     $ 17,840,000
                                                            ------------
                   Electronics (Semiconductors) - 4.2%
       125,000     Etec Systems, Inc.*                      $  5,812,500
       380,000     Intel Corp.                                26,695,000
                                                            ------------
                                                            $ 32,507,500
                                                            ------------
                   Computers (Software & Services) - 3.6%
       210,000     Microsoft Corp.*                         $ 27,142,500
                                                            ------------
                   Total Technology                         $168,328,750
                                                            ------------
                   Total Common Stocks
                   (Cost $530,238,084)                      $717,408,622
                                                            ------------
                   TOTAL INVESTMENT IN SECURITIES
                   (Cost $542,143,397)                      $733,110,674
                                                            ------------
  Principal
  Amount
                   TEMPORARY CASH INVESTMENT - 4.3%
                   Commercial Paper - 4.3%
   $32,788,000     American Express Co. 6.65%, 01/02/98     $ 32,788,000
                                                            ------------
                   TOTAL TEMPORARY CASH INVESTMENT
                   (Cost $32,788,000)                       $ 32,788,000
                                                            ------------
                   TOTAL INVESTMENT IN SECURITIES AND
                   TEMPORARY CASH INVESTMENT - 100%
                   (Cost $574,931,397)(a)                   $765,898,674
                                                            ------------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Growth Shares
SCHEDULE OF INVESTMENTS 12/31/97                                  (continued)


* Non-income producing security.
(a) At December 31, 1997, the net unrealized gain on investments, based on cost for federal income tax purposes of $574,931,397, was as follows:
   Aggregate gross unrealized gain for all investments
    in which there is an excess of value over tax cost             $210,419,437
   Aggregate gross unrealized loss for all investments
    in which there is an excess of tax cost over value              (19,452,160)
                                                                   -------------
   Net unrealized gain                                             $190,967,277
                                                                   -------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997 aggregated $409,416,419 and $138,079,614, respectively.

12    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares
BALANCE SHEET 12/31/97


ASSETS:
  Investment in securities, at value (including temporary
    cash investment of $32,788,000) (cost $574,931,397)            $765,898,674
  Cash                                                                      388
  Receivables -
   Fund shares sold                                                   6,148,777
   Dividends and interest                                               393,997
  Other                                                                   8,978
                                                                    ------------
    Total assets                                                    $772,450,814
                                                                    ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                  $ 5,064,824
   Fund shares repurchased                                            1,068,781
  Due to affiliates                                                     884,496
  Accrued expenses                                                       51,674
                                                                    ------------
    Total liabilities                                               $ 7,069,775
                                                                    ------------

NET ASSETS:
  Paid-in capital                                                   $568,307,984
  Accumulated undistributed net realized gain on investments          6,105,778
  Net unrealized gain on investments                                190,967,277
                                                                    ------------
    Total net assets                                                $765,381,039
                                                                    ------------

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $567,125,750/34,682,818 shares)                 $     16.35
                                                                    ------------
  Class B (based on $163,955,280/10,246,289 shares)                 $     16.00
                                                                    ------------
  Class C (based on $34,300,009/2,132,599 shares)                   $     16.08
                                                                    ------------

MAXIMUM OFFERING PRICE:
  Class A                                                           $     17.35
                                                                    ------------



The accompanying notes are an integral part of these financial statements.   13

Pioneer Growth Shares
STATEMENT OF OPERATIONS

For the Year Ended 12/31/97


INVESTMENT INCOME:
  Dividends (net of foreign taxes
   withheld of $32,631)                          $3,089,557
  Interest                                          618,914
                                                 ----------
     Total investment income                                      $  3,708,471
                                                                  ------------
EXPENSES:
  Management fees                                $2,401,013
  Transfer agent fees
   Class A                                          800,544
   Class B                                          170,942
   Class C                                           19,664
  Distribution fees
   Class A                                        1,018,801
   Class B                                          804,344
   Class C                                          126,321
  Accounting                                         79,139
  Custodian fees                                     65,914
  Registration fees                                 100,892
  Professional fees                                  43,040
  Printing                                           34,612
  Fees and expenses of nonaffiliated trustees        17,337
  Miscellaneous                                      30,387
                                                 ----------
     Total expenses                                               $  5,712,950
     Less fees paid indirectly                                        (125,493)
                                                                  ------------
     Net expenses                                                 $  5,587,457
                                                                  ------------
      Net investment loss                                         $ (1,878,986)
                                                                  ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                $ 24,440,249
  Change in net unrealized gain on investments                     136,683,350
                                                                  ------------
   Net gain on investments                                        $161,123,599
                                                                  ------------
   Net increase in net assets resulting from
    operations                                                    $159,244,613
                                                                  ------------


14    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares
STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 12/31/97 and 12/31/96


                                                              Year Ended          Year Ended
FROM OPERATIONS:                                              12/31/97           12/31/96
Net investment loss                                        $ (1,878,986)      $   (323,136)
Net realized gain on investments                             24,440,249         23,888,859
Change in net unrealized gain on investments                136,683,350         40,558,913
                                                           ------------       ------------
  Net increase in net assets resulting from operations     $159,244,613       $ 64,124,636
                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
  Class A ($0.49 and $1.07 per share, respectively)        $(16,028,550)      $(23,357,095)
  Class B ($0.49 and $1.07 per share, respectively)          (4,596,476)        (2,408,390)
  Class C ($0.49 and $1.07 per share, respectively)            (980,576)          (107,390)
                                                           ------------       ------------
   Total distributions to shareholders                     $(21,605,602)      $(25,872,875)
                                                           ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $439,838,081       $ 88,005,542
Reinvestment of distributions                                19,890,442         25,187,073
Cost of shares repurchased                                 (142,224,466)       (70,788,997)
                                                           ------------       ------------
  Net increase in net assets resulting from fund
    share transactions                                     $317,504,057       $ 42,403,618
                                                           ------------       ------------
  Net increase in net assets                               $455,143,068       $ 80,655,379
NET ASSETS:
Beginning of year                                           310,237,971        229,582,592
                                                           ------------       ------------
End of year (including accumulated net investment
  income of $0 and $0, respectively)                       $765,381,039       $310,237,971
                                                           ------------       ------------


CLASS A                            '97 Shares      '97 Amount        '96 Shares    '96 Amount
Shares sold                        16,994,243    $  259,260,803       6,170,753    $65,424,973
Reinvestment of distributions         947,412        15,461,488       2,040,720     22,875,363
Less shares repurchased            (6,967,488)     (104,255,907)     (5,796,578)  (61,289,863)
                                   ----------    --------------      ----------   ------------
  Net increase                     10,974,167    $  170,466,384       2,414,895   $27,010,473
                                   ----------    --------------      ----------   ------------
CLASS B
Shares sold                         9,251,604    $  140,282,436       1,951,888   $20,692,598
Reinvestment of distributions         235,329         3,757,908         199,188     2,220,411
Less shares repurchased            (1,948,758)      (28,743,764)       (834,440)   (8,797,032)
                                   ----------    --------------      ----------   ------------
  Net increase                      7,538,175    $  115,296,580       1,316,636   $14,115,977
                                   ----------    --------------      ----------   ------------
CLASS C*
Shares sold                         2,580,171    $   40,294,842         169,294   $ 1,887,971
Reinvestment of distributions          41,778           671,046           8,096        91,299
Less shares repurchased              (606,628)       (9,224,795)        (60,112)     (702,102)
                                   ----------    --------------      ----------   ------------
  Net increase                      2,015,321    $   31,741,093         117,278   $ 1,277,168
                                   ----------    --------------      ----------   ------------

*Class C shares were first publicly offered on January 31, 1996.

The accompanying notes are an integral part of these financial statements.   15

Pioneer Growth Shares

FINANCIAL HIGHLIGHTS 12/31/97

                                                               Year Ended         Year Ended
                                                                12/31/97           12/31/96
CLASS A
Net asset value, beginning of year                              $  11.71           $ 10.12
                                                                ---------          --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  (0.03)          $ (0.01)
 Net realized and unrealized gain (loss) on investments             5.16              2.67
                                                                ----------         ---------
  Net increase (decrease) from investment operations            $   5.13           $  2.66
Distributions to shareholders:
 Net investment income                                                 -                 -
 Net realized gain                                                ( 0.49)           ( 1.07)
 Paid-in capital                                                       -                 -
                                                                 ---------         ---------
Net increase (decrease) in net asset value                      $   4.64           $  1.59
                                                                ----------         ---------
Net asset value, end of year                                    $  16.35           $ 11.71
                                                                ----------         ---------
Total return*                                                      43.78%            26.95%
Ratio of net expenses to average net assets                         0.99%+            1.15%+
Ratio of net investment income (loss) to average net assets        (0.25)%+          (0.08)%+
Portfolio turnover rate                                               28%               96%
Average brokerage commission per share                          $ 0.0630           $0.0568
Net assets, end of year (in thousands)                          $567,126          $277,598
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                       0.99%             1.15%
 Net investment loss                                               (0.25)%          ( 0.08)%
Ratios assuming reductions for fees paid indirectly:
 Net expenses                                                       0.97%             1.13%
 Net investment income (loss)                                      (0.23)%           (0.06)%


                                                               Year Ended   Year Ended   Year Ended
                                                                12/31/95     12/31/94    12/31/93(a)
CLASS A
Net asset value, beginning of year                              $   8.85     $  12.62      $ 12.42
                                                                 --------    -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $   0.03    $  (0.06)      $ (0.07)
 Net realized and unrealized gain (loss) on investments             2.58       (0.38)         1.10
                                                                 --------     -------      -------
  Net increase (decrease) from investment operations            $   2.61    $  (0.44)      $  1.03
Distributions to shareholders:
 Net investment income                                             (0.03)          -            -
 Net realized gain                                                 (1.31)      (3.32)        (0.83)
 Paid-in capital                                                       -       (0.01)           -
                                                                 --------    -------      -------
Net increase (decrease) in net asset value                      $   1.27    $  (3.77)      $  0.20
                                                                 --------    -------      -------
Net asset value, end of year                                    $  10.12    $   8.85       $ 12.62
                                                                 --------    -------      -------
Total return*                                                      29.82%      (2.60)%       8.52%
Ratio of net expenses to average net assets                         1.23%+      1.46%        1.20%
Ratio of net investment income (loss) to average net assets         0.28%+     (0.53)%     (0.60)%
Portfolio turnover rate                                             158%         161%          29%
Average brokerage commission per share                                -            -            -
Net assets, end of year (in thousands)                          $215,564    $132,476      $134,546
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                       1.23%          -          1.21%
 Net investment loss                                                0.28%          -         (0.62)%
Ratios assuming reductions for fees paid indirectly:
 Net expenses                                                       1.21%          -             -
 Net investment income (loss)                                       0.30%          -             -

(a)Prior to assumption of management agreement on December 1, 1993 by PMC, the Fund was advised by Mutual of Omaha Management Company.

  *Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+Ratio assuming no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements.


Pioneer Growth Shares
FINANCIAL HIGHLIGHTS 12/31/97

                                                         Year Ended        Year Ended         4/28/95 to
                                                        12/31/97(a)         12/31/96           12/31/95
CLASS B
Net asset value, beginning of period                      $ 11.55           $ 10.07             $  9.68
                                                          --------          -------             -------
Increase (decrease) from investment operations:
 Net investment loss                                      $ (0.15)          $ (0.05)            $     -
 Net realized and unrealized gain on investments             5.09              2.60                1.73
                                                          --------          -------             ---------
  Net increase from investment operations                 $  4.94           $  2.55             $  1.73
Distributions to shareholders:
 Net investment income                                          -                 -               (0.03)
 Net realized gain                                          (0.49)           ( 1.07)             ( 1.31)
                                                          --------          -------             ---------
Net increase in net asset value                           $  4.45           $  1.48             $  0.39
                                                          --------          -------             ---------
Net asset value, end of period                            $ 16.00           $ 11.55             $ 10.07
                                                          --------          -------             ---------
Total return*                                               42.75%            25.97%              18.26%
Ratio of net expenses to average net assets                  1.76%+            1.86%+              1.90%**+
Ratio of net investment loss to average net assets          (1.01)%+          (0.83)%+            (0.25)%**+
Portfolio turnover rate                                        28%               96%                158%
Average brokerage commission per share                     0.0630           $0.0568                     -
Net assets, end of period (in thousands)                 $163,955           $31,286             $14,019
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                1.72%             1.84%               1.84%**
 Net investment loss                                        (0.97)%          (0.81)%              (0.19)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    17

Pioneer Growth Shares
FINANCIAL HIGHLIGHTS 12/31/97


                                                          Year Ended         1/31/96 to
CLASS C                                                 12/31/97(a)           12/31/96
Net asset value, beginning of period                      $ 11.55             $10.10
                                                          --------            --------
Increase (decrease) from investment operations:
 Net investment loss                                      $ (0.14)            $ (0.05)
 Net realized and unrealized gain on investments             5.16                2.57
                                                          --------            --------
  Net increase from investment operations                 $  5.02             $  2.52
Distributions to shareholders:
 Net realized gain                                          (0.49)               (107)
                                                          --------            --------
Net increase in net asset value                           $  4.53             $  1.45
                                                          --------            --------
Net asset value, end of period                            $ 16.08             $ 11.55
                                                          --------            --------
Total return*                                               43.44%              25.61%
Ratio of net expenses to average net assets                  1.69%+              1.89%**+
Ratio of net investment loss to average net assets          (0.93)%+            (1.01)%**+
Portfolio turnover rate                                        28%                 96%
Average brokerage commission per share                    $0.0630             $0.0568
Net assets, end of period (in thousands)                  $34,300              $1,354
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                1.63%               1.87%**
 Net investment loss                                        (0.87)              (0.99)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.

18  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

NOTES TO FINANCIAL STATEMENTS 12/31/97

1. Organization and Significant Accounting Policies

Pioneer Growth Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek appreciation of capital.

The Fund offers three classes of shares - Class A, Class B, and Class C shares. The shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation
  Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Growth Shares
NOTES TO FINANCIAL STATEMENTS 12/31/97                   (continued)

  Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $52,867 of class action settlements received by the Fund during the year ended December 31, 1997.


B. Federal Income Taxes
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

  At December 31, 1997, the Fund reclassified $1,071,766 and $807,220 from accumulated undistributed net realized gain on investments and paid-in capital, respectively, to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

  In order to comply with federal income tax regulations, the Fund has designated $23,368,482 as a capital gain dividend for the purposes of the dividend paid deduction.


C. Fund Shares
  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $611,581 in underwriting commissions on the sale of fund shares during the year ended December 31, 1997.


D. Class Allocations
  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in

Pioneer Growth Shares


  each class and the ratable allocation of related out-of-pocket expenses (see
  Note 3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.


2. Management Agreement
Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1997, $319,587 was payable to PMC related to management fees and certain other services.


3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $68,637 in transfer agent fees payable to PSC at December 31, 1997.


4. Distribution Plans
The Fund adopted a Plan of Distribution for each Class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with

Pioneer Growth Shares

NOTES TO FINANCIAL STATEMENTS 12/31/97                             (continued)

regard to Class B and Class C shares. Included in due to affiliates is $496,272 in distribution fees payable to PFD at December 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1997, CDSCs in the amount of $145,214 were paid to PFD.


5. Expense Offsets
The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $125,493 under such arrangements.

Pioneer Growth Shares
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Shareholders and the Board of Trustees of Pioneer Growth Shares:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Growth Shares as of December 31, 1997, and the related statement of operations, and statements of changes in net assets for the periods presented and financial highlights for each of the four years ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1993, were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Shares as of December 31, 1997, the results of its operations, and the changes in its net assets for the periods presented and financial highlights for each of the four years ended December 31, 1997, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 2, 1998

Pioneer Growth Shares

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                  President
John W. Kendrick                      Jeffrey B. Poppenhagen, Vice President
Marguerite A. Piret                   William H. Keough, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop


Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
Global/International
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer India Fund
Pioneer International Growth Fund
Pioneer World Equity Fund


United States
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund


Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust*


Tax-Exempt
Pioneer Intermediate Tax-Free Fund
Pioneer Tax-Free Income Fund


Money Market Fund
Pioneer Cash Reserves Fund













*Offers Class A and B Shares only

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.


401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match Plan for Employees) 401(k) or IRA Plan Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.










Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-- deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions--up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.





Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com




This report must be preceded or accompanied by a current
Fund prospectus.


[Pioneer Logo]



Pioneer Funds Distributor, Inc.
60 State Street                         0298-4815
Boston, Massachusetts 02109             (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                    [Recycle Logo] Printed on Recycled Paper